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                                                                   EXHIBIT 99.01

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1994-5

     Pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of August 1, 1994, as amended by the First Amendment to the Amended and Restated Pooling and Servicing Agreement, dated as of September 28, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between First USA Bank, NA., as Seller and Servicer ("First USA"), and Bankers Trust Company, as trustee (the "Trustee"), First USA as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the CC Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 15, 1999, and with respect to the performance of the Trust during the month of March, 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

     A)   Information Regarding Distributions to the Class A
          Certificateholders, per $1,000 original certificate principal amount.

          (1)  The total amount of the distribution to Class A
          Certificateholders, per $1,000 original certificate
          principal amount                                         $   4.4336458

          (2)  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class A Certificates, per $1,000 original
          certificate principal amount                             $   4.4336458
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          (3)  The amount of the distribution set forth in
          paragraph 1 above in respect of principal of the
          Class A Certificates, per $1,000 original
          certificate principal amount                             $   0.0000000

     B) Class A Investor Charge Offs and Reimbursement of Charge Offs

          (1)  The amount of Class A Investor Charge Offs          $   0.0000000

          (2)  The amount of Class A Investor Charge Offs
          set forth in paragraph 1 above, per $1,000
          original certificate principal amount                    $   0.0000000

          (3)  The total amount reimbursed in respect of
          Class A Investor Charge Offs                             $   0.0000000

          (4)  The amount set forth in paragraph 3 above,
          per $1,000 original certificate principal amount         $   0.0000000

          (5)  The amount, if any, by which the outstanding
          principal balance of the Class A Certificates
          exceeds the Class A Invested Amount after giving
          effect to all transactions on such Distribution Date     $   0.0000000

     C)   Information Regarding Distributions to the Class B
          Certificateholders, per $1,000 original certificate principal amount.

          (1)  The total amount of the distribution to Class B
          Certificatedholders, per $1,000 original certificate
          principal amount                                         $   4.6144793

          (2)  The amount of the distribution set forth in
          paragraph 1 above in respect of interest on the
          Class B Certificates, per $1,000 original cerificate
          principal amount                                         $   4.6144793
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          (3)  The amount of the distribution set forth in
          paragraph 1 above in respect of principal on the
          Class B Certificates, per $1,000 original cerificate
          principal amount                                         $   0.0000000


     D)   Class B Investor Charge Offs and Reimbursement of
          Charge Offs

          (1)  The amount of Class B Investor Charge Offs          $   0.0000000

          (2)  The amount of Class B Investor Charge Offs
          set forth in paragraph 1 above, per $1,000 original
          certificate principal amount                             $   0.0000000

          (3)  The total amount reimbursed in respect of
          Class B Investor Charge Offs                             $   0.0000000

          (4)  The amount set forth in paragraph 3 above,
          per $1,000 original certificate principal amount         $   0.0000000

          (5)  The amount, if any, by which the outstanding
          principal balance of the Class B Certificates
          exceeds the Class B Invested Amount after giving
          effect to all transactions on such Distribution Date     $   0.0000000


                                                First USA Bank NA,
                                                as Servicer



                                                By /s/ Tracie Klein
                                                  ------------------------------
                                                       Tracie H. Klein
                                                       First Vice President